                                                                    Exhibit 99.2



                             AGREEMENT AND PLAN OF MERGER


                                     By and Among

                           ELLIGENT CONSULTING GROUP, INC.,

                               PATRA ACQUISITION, INC.,

                                PATRA CAPITAL LIMITED

                                         and

                              THE SHAREHOLDERS OF PATRA










                                        Dated

                                   August 26, 1998

                             AGREEMENT AND PLAN OF MERGER

          This Agreement and Plan of Merger (the "AGREEMENT") is made as of August 1, 1998, by and among Elligent Consulting Group, Inc., a Nevada corporation (the "COMPANY"), Patra Acquisition, Inc., a Delaware corporation ("ACQUISITION SUBSIDIARY"), a wholly-owned subsidiary of the Company, Patra Capital Limited, a Delaware corporation ("PATRA"), and the shareholders of Patra (the "PATRA SHAREHOLDERS") as listed on Exhibit 2.4. By this reference Exhibit
2.4 and all other exhibits are made a part of this Agreement.

                                     WITNESSETH:

          In consideration of the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                     ARTICLE I
                                TERMS OF THE MERGER

          1.1 MERGER. At the Effective Time (as hereinafter defined), upon the terms and subject to the conditions of this Agreement and the Plan of Merger (as hereinafter defined), the Acquisition Subsidiary shall merge with and into Patra (the "Merger") in accordance with the Delaware General Corporation Law (the "Delaware Act"). At the Effective Time, the separate existence of Acquisition Subsidiary shall cease, and Patra, as the surviving corporation in the Merger (the "Surviving Corporation"), shall become a subsidiary of the Company. The Company shall execute a plan of merger (the "Plan of Merger") and articles of merger ("Articles of Merger") in order to comply in all respects with the requirements of the Delaware Act and with the provisions of this Agreement.

          1.2 EFFECTIVE TIME. The Merger shall become effective at the time of the filing of the Plan of Merger and Articles of Merger with the Secretary of State of Delaware in accordance with the applicable provisions of the Delaware Act or at such later time as may be specified in the Articles of Merger. The Plan of Merger and Articles of Merger shall be filed as soon as practicable after all of the conditions set forth in this Agreement have been satisfied or waived by the party or parties entitled to the benefit of the same. Patra and the Company shall mutually determine the time of such filing and the place where the closing of the Merger (the "CLOSING") shall occur. The time when the Merger shall become effective is herein referred to as the "EFFECTIVE TIME," and the date on which the Effective Time occurs is herein referred to as the "CLOSING DATE."

          1.3 MERGER CONSIDERATION. Subject to the provisions of this Agreement, at the Effective Time, the issued and outstanding shares of common stock of Patra (the "PATRA STOCK") held by a Patra Shareholder shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into the right to receive, and there shall be paid and issued as hereinafter provided in exchange therefor shares of the Company's Common Stock, par value $.001 (the "COMPANY STOCK"), in an amount which is the product of the Shareholders

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current percent ownership in Patra and 12,950,000.  The aggregate number of shares to be issued to the Patra Shareholders shall be known as the "MERGER CONSIDERATION." No fractional shares shall be issued. The Merger Consideration shall be payable to the Patra Shareholders as of the Effective Time. The aggregate number of shares of Company Stock to be issued pursuant to this Agreement and that certain Agreement dated as of August 1, 1998 by and between Patra, Patra Holdings LLC, Conversion Services International, Inc., Scott Newman and Glenn Peipert pursuant to which Patra shall acquire all of the outstanding equity securities of CSI will, in no case, exceed 12,950,000.

          1.4 PATRA SHAREHOLDERS' RIGHTS UPON MERGER. Upon consummation of the Merger, the holders of certificates which theretofore represented shares of Patra Stock (the "CERTIFICATES") shall cease to have any rights with respect thereto, and, subject to applicable law and this Agreement, shall only have the right to receive the number of shares of Company Stock into which their shares of Patra Stock have been converted pursuant to this Agreement and the Merger.

          1.5 SURRENDER AND EXCHANGE OF SHARES; PAYMENT OF MERGER CONSIDERATION. In connection with the Closing, each Shareholder shall surrender and deliver the Certificates to the Company together with a duly completed and executed transmittal letter, waiver and release in the form attached hereto as
EXHIBIT 1.5 ("TRANSMITTAL LETTER"). Upon the later to occur of the Effective Time or such surrender and delivery, the holder shall receive a certificate representing the number of whole shares of Company Stock to which such holder is entitled pursuant to this Agreement. Until so surrendered and exchanged, each outstanding Certificate after the Effective Time shall be deemed for all purposes to evidence the right to receive that number of whole shares of Company Stock into which the Patra Stock previously represented by the Certificate has been converted pursuant to this Agreement; PROVIDED, HOWEVER, that no dividends or other distributions, if any, in respect of the shares of the Company Stock, declared after the Effective Time and payable to holders of record after the Effective Time, shall be paid to the holders of any unsurrendered Certificates until such Certificates and Transmittal Letters are surrendered and delivered as provided herein. Holders of any unsurrendered Certificates shall not be entitled to vote the Company Stock involved until such Certificates are exchanged pursuant to this Agreement.

          1.6 CERTIFICATE OF INCORPORATION. At and after the Effective Time, the Certificate of Incorporation of Patra shall be the Certificate of Incorporation of the Surviving Corporation (subject to any amendment specified in the Plan of Merger and any subsequent amendment).

          1.7 BYLAWS. At and after the Effective Time, the Bylaws of Patra shall be the Bylaws of the Surviving Corporation (subject to any amendment specified in the Plan of Merger and any subsequent amendment).

          1.8 DIRECTORS AND OFFICERS. At and after the Effective Time, until their successors are duly elected or appointed, the directors and the officers of the Surviving Corporation shall be as follows:

          Directors                Officers
          ---------                --------

          Andreas Typaldos         Andreas Typaldos - President and CEO
          Scott Newman             Scott Newman - Vice President of Operations
          Edwin Brondo             Edwin Brondo - Chief Financial Officer

          The Company shall also take whatever action is necessary to duly elect and appoint such individuals to the corresponding positions in the Company, including but not limited to, any required expansion of the Company's Board of Directors, appointment of such individuals as Directors until the Company's next Annual Meeting of Shareholders and appointment of such individual to the proper executive offices.

     1.9 OTHER EFFECTS OF MERGER. The Merger shall have all further effects as specified in the applicable provisions of the Delaware Act.

     1.10 ADDITIONAL ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Acquisition Subsidiary or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of Acquisition Subsidiary, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Acquisition Subsidiary, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement and the transactions contemplated hereby.

     1.11 TAX-FREE REORGANIZATION. The parties intend that the Merger qualify as a tax-free reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "CODE").

                                     ARTICLE II
                         REPRESENTATIONS AND WARRANTIES OF
                         PATRA AND THE PATRA SHAREHOLDERS

          Patra and the Patra Shareholders represent and warrant to the Company and the Acquisition Subsidiary as follows, which representations and warranties are made as of the date hereof and as of the Closing Date and shall survive the Closing for a period of two (2) years from and after the Effective Time:

          2.1 ORGANIZATION. Patra is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

          2.2 AUTHORIZATION. The execution, delivery and performance by Patra of this Agreement has been duly and validly authorized by the Board of Directors of Patra and the Patra Shareholders, and this Agreement constitutes the valid and binding agreement of Patra, enforceable in accordance with its terms, subject to (i) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law, and (ii) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or other similar laws relating to or affecting creditors' rights generally.

          2.3 NON-CONTRAVENTION. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will result in the breach of any term or provision of, or constitute a default under, the Certificate of Incorporation or Bylaws of Patra.

          2.4 CAPITAL STRUCTURE AND OWNERSHIP. Patra has authorized, issued and outstanding the number of shares of stock and other securities so indicated on EXHIBIT 2.4 attached hereto. All such outstanding securities have been duly and validly issued, are fully paid and nonassessable and have not been issued in violation of the preemptive rights of any person or entity or applicable securities laws. No shares of any other class of capital stock of Patra are outstanding. There are no outstanding options, warrants or other rights to acquire securities of Patra, nor are there securities outstanding which are convertible into securities of Patra, except as set forth on said EXHIBIT 2.4. Except pursuant to applicable corporate laws and as set forth on EXHIBIT 2.4 attached hereto, there are no restrictions including, but not limited to, self-imposed restrictions on the retained earnings of the Company or on the ability of the Company to declare and pay dividends.

          The name and residence address of each of the Patra Shareholders and the respective number and percentage of outstanding shares held by each Shareholder are set forth on EXHIBIT 2.4 attached hereto. Such shares and other securities are owned as indicated on said EXHIBIT 2.4 beneficially and of record, free and clear of all restrictions, liens, claims, charges, security interests, options or other title defects or encumbrances. At the Effective Time, the shares of Patra Stock shall be free and clear of all restrictions, liens, claims, charges, security interests, options or other title defects or encumbrances.


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          2.5  BUSINESS OPERATIONS.  After the Merger, it is anticipated that the Surviving Corporation will continue the historic business of Patra.

          2.6 FUTURE ACTION. Patra has no current plan or intention to liquidate the Surviving Corporation, to merge the Surviving Corporation with or into another corporation, or to sell or otherwise dispose of the Surviving Corporation Common Stock, except for dispositions made in the ordinary course of business.

          2.7 DISCLOSURE. No representation, warranty or statement made by or on behalf of Patra or the Patra Shareholders in this Agreement (including, but not limited to, the Exhibits attached hereto) or in the certificates or other materials furnished or to be furnished to the Company or its representatives in connection with this Agreement and the transactions contemplated hereby or thereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein not misleading. All information and documents provided prior to the date of this Agreement, and all information and documents subsequently provided, to the Company or its representatives by or on behalf of Patra or the Patra Shareholders are or contain, or will be or will contain as to subsequently provided information or documents, true, accurate and complete information with respect to the subject matter thereof and are, or will be as to subsequently provided information or documents, fully responsive to any specific request made by or on behalf of the Company or its representatives. Patra shall promptly notify the Company of any change or event which could adversely affect the assets, operations, business, condition or prospects of Patra.

          2.8 ACQUISITION FOR INVESTMENT. The Patra Shareholders are acquiring the Company Stock for their own account for investment, with no present intention of dividing their interests with others or of reselling or otherwise disposing of all or any portion of the same except with respect to certain limited transactions (the "LIMITED TRANSACTIONS") which transactions will not cause the loss of the exemption pursuant Regulation D under the Securities Act of 1993, as amended (the "SECURITIES ACT") upon which the Company is relying in the issuance of the Company Stock; except for the Limited Transactions, the Patra Shareholders do not have in mind any sale of the Company Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance; the Patra Shareholders have no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Company Stock; the Patra Shareholders are not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Company Stock. The Patra Shareholders are "accredited investors" as defined in the Securities Act; the Patra Shareholders possess the business experience to make an informed decision to acquire the Company Stock; and, the Patra Shareholders have the financial means to bear the economic risk of the investment in the Company Stock.

          2.9 BROKER'S OR FINDER'S FEE. No agent, broker, person or firm acting on behalf of Patra or the Patra Shareholders is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any person controlling, controlled by or


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under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

                                    ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                           AND THE ACQUISITION SUBSIDIARY

          The Company and the Acquisition Subsidiary represents and warrants to Patra and the Patra Shareholders as follows, which representations and warranties are made as of the date hereof and as of the Closing Date and shall survive the Closing for a period of two (2) years:

          3.1 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority to own its properties and assets and to carry on lawfully its business as currently conducted, and is not required to be qualified to do business as a foreign corporation in any other jurisdiction. Except for the Acquisition Subsidiary, the Company does not have any other subsidiaries, does not own or hold any securities of, or any interest in, any other person or entity and is not subject to any joint venture, partnership, limited liability company or other arrangement or contract which is or could be treated as a partnership for federal income tax purposes.

          3.2 STATUS OF ACQUISITION SUBSIDIARY. As of the Effective Time, the Acquisition Subsidiary will be a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and will not have any material liabilities or any material assets except the Company Stock to be used as the Merger Consideration and shall have joined in this Agreement.

          3.3 PUBLIC STATUS OF THE COMPANY. The Company is a publicly held company and is a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All reports due under the Exchange Act have been filed as of the date of this Agreement and are true, correct and complete in all material respects.

          3.4 ARTICLES OF INCORPORATION, BYLAWS AND AGREEMENTS. A true, complete and correct copy of the Articles of Incorporation and Bylaws of the Company and the Certificate of Incorporation and Bylaws of the Acquisition Subsidiary together with all amendments thereto shall have been delivered to Patra as of the Effective Date. There are no agreements by and between or among any or all of the security holders of the Company, whether or not the Company is a party thereto, imposing any restrictions upon the transfer of or otherwise pertaining to the securities of the Company or the ownership thereof. Any and all such restrictions shall be duly complied with or effectively waived as of the Closing.

          3.5 VALID SHARES. The Company Stock, when issued pursuant to this Agreement, will have been duly and validly authorized and issued, will be fully paid and nonassessable and will not have been issued in violation of the preemptive rights of any person or entity. Prior to the issuance of the Company Stock in payment of the Merger Consideration, the Company has 1,594,225 share of Common Stock issued and outstanding.

          3.6 AUTHORIZATION. The Company and the Acquisition Subsidiary have full legal right, power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement. The execution, delivery and performance by the Company and the Acquisition Subsidiary of this Agreement and the other agreements and documents referred to herein and the actions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and this Agreement and such other agreements and documents constitute valid and binding obligations of the Company and the Acquisition Subsidiary, enforceable in accordance with their terms, subject to
(i) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law, and (ii) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or other similar laws relating to or affecting creditors' rights generally.

          3.7 FINANCIAL STATEMENTS AND ABSENCE OF CHANGES. The balance sheets as of July 31, 1998, and the income statements and statements of cash flows for the fiscal years then ended and the balance sheets as of July 31, 1998, and the income statements and statements of cash flows for July 31, 1998 of the Company (the "FINANCIAL STATEMENTS") have been provided to Patra. Each of the Financial Statements is true, complete and correct and fairly presents (including, but not limited to, the inclusion of all adjustments with respect to interim periods which are necessary to present fairly the financial condition and assets and liabilities or the results of operations of the Company) the financial condition and assets and liabilities or the results of operations of the Company as of the dates and for the periods indicated. The Financial Statements were prepared in accordance with generally accepted accounting principles consistently applied. Except as reflected in the Exhibits attached hereto or the Financial Statements, the Company has no debts, obligations, guaranties of obligations of others or liabilities (contingent or otherwise) that would be required to be disclosed in financial statements prepared in accordance with generally accepted accounting principles. Since July 31, 1998, there have been no adverse changes to the business, financial condition, results of operations or prospects of the Company from that described and reflected in the Financial Statements as of that date. Any financial statements prepared with respect to the Company subsequent to the date hereof shall be promptly provided to Patra and shall constitute Financial Statements for purposes hereof.

          3.8 LIABILITIES. Except as and to the extent reflected or reserved against in the Financial Statements or disclosed in the Exhibits attached hereto, and except for any costs of this transaction (including legal and accounting fees) and tax liabilities arising solely as a direct consequence of the taxation of the transactions contemplated by this Agreement and for liabilities permitted by this Agreement, the Company had no liabilities or obligations as of the dates thereof, secured or unsecured (whether accrued, absolute, contingent or otherwise) including, without limitation, tax liabilities due or to become due, and the Company has not incurred, nor will it incur, any liabilities or obligations since the date of the most recent of the Financial Statements and the Company has no obligations or liabilities, whether direct or indirect, joint or several, absolute or contingent, matured or unmatured, secured or unsecured,

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which could be affected by the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement or which could affect the same.

          3.9 CONTRACTS. Neither the Company nor the Acquisition Subsidiary is a party to or bound by, and neither has any liability with respect to, any of the following (hereinafter, any of the following are referred to collectively as the "CONTRACTS" and individually as a "CONTRACT"):

               (a) contract for the purchase or sale of services, equipment, inventory, materials, supplies, or any capital item or items, or supply agreements with the government or any agency thereof;

               (b) collective bargaining agreement or other agreement with any labor union or labor organization or any employment, consulting, severance, bonus, deferred compensation or similar agreement;

               (c) agreement, indenture or other instrument relating to the borrowing of money or guaranty of any obligation for the borrowing of money;

               (d) tenancy, lease, license or similar agreement relating to property;

               (e) license, lease or other agreement to provide, acquire or use telecommunications or other services or equipment of any kind;

               (f) any insurance policies naming the Company or the Acquisition Subsidiary as an insured or beneficiary or as a loss payee, or for which the Company has paid all or part of the premium;

               (g) any instrument or agreement relating to indebtedness by way of lease-purchase arrangements, conditional sale, guarantee or other undertakings on which others rely in extending credit, any joint venture agreements or any chattel mortgages or other security arrangements;

               (h) confidentiality, secrecy, standstill or noncompete agreement to which the Company is bound or which is in its favor;

               (i) any agreement or contract with, or any obligation to or from, an Affiliate, a shareholder or any Affiliate of a shareholder. For purposes of this Agreement, "AFFILIATE" shall mean: any person or entity (i) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity involved including, without limitation, officers and directors, (ii) that directly or beneficially owns or holds 5% or more of any equity interest in the person or entity involved, or (iii) 5% or more of whose voting securities (or in the case of an entity which is not a corporation, 5% or more of any equity interest) is owned directly or beneficially by the person or entity involved. As used herein, the term "CONTROL" shall mean possession, directly or indirectly, of the power to

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direct or cause the direction of the management or policies of a person or entity, whether through ownership of securities, by contract or otherwise; or

               (j) any other plans, agreements, contracts, powers of attorney, bids or proposals, whether written or oral.

          3.10 LITIGATION AND COMPLIANCE. There are no pending or threatened claims, investigations, lawsuits or administrative proceedings (including environmental) by or against the Company or the Acquisition Subsidiary or involving the Company Stock. The Company and the Acquisition Subsidiary are in compliance with all applicable laws and regulations and administrative orders and their Articles (of Certificate) of Incorporation and Bylaws. There is no order, writ, injunction or decree relating to or affecting the business of the Company or the Acquisition Subsidiary or the transactions contemplated by this Agreement.

          3.11 NON-CONTRAVENTION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in the breach of any term or provision of, constitute a default under, or accelerate or augment the performance otherwise required under, any provision of the Articles (or Certificate) of Incorporation or Bylaws of the Company or the Acquisition Subsidiary or, as of the time of Closing, any agreement (including, without limitation, any loan agreement or promissory note), indenture, instrument, order, law or regulation to which the Company or the Acquisition Subsidiary is a party or by which either is bound, or will result in the creation of any lien or encumbrance upon any property of the Company, the Acquisition Subsidiary or the Company Stock.

          3.12 LICENSES, PERMITS AND REQUIRED CONSENTS. The Company has all required franchises, tariffs, licenses, ordinances, certifications, approvals, authorizations and permits necessary to the conduct of its business as currently conducted.

          3.13 INSURANCE. The Company has no policies of insurance at the present time.

          3.14 EMPLOYEES AND EMPLOYEE BENEFIT PLANS. The Company has no employees and neither the Company nor the Acquisition Subsidiary has any employee benefit plans or arrangement including, but not limited to, any employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder ("ERISA"), whether or not subject to ERISA including, but not limited to, any pension, profit sharing, stock bonus, deferred or supplemental compensation, retirement, thrift, stock purchase or stock option plan, or any other compensation, welfare, fringe benefit or retirement plan, program, policy, course of conduct, understanding or arrangement of any kind whatsoever, whether formal or informal, oral or written, which is or has been maintained for current or former employees or agents of the Company and their beneficiaries and dependents or which is or has been contributed to by the Company. For purposes of this Section, the Company shall include all trades or businesses (whether or not incorporated) which are a member of a group of which the Company is a member and which are under common control within the meaning of Section 414 of the Code.

          3.15 TAXES AND RETURNS. All federal, state, county and local, and all foreign and other, income, franchise, excise, tariff, gross receipts, sales and use, payroll, real and personal property and other taxes and governmental charges, assessments and contributions for which the Company and the Acquisition Subsidiary is or may be liable including, but not limited to, interest and penalties ("TAXES"), required to be paid, collected or withheld with respect to all open years have been paid or collected or withheld and remitted to the appropriate governmental agency except for (i) any Taxes which the Company is contesting in good faith which have been noted in the Financial Statements, (ii) Taxes not yet payable which have been adequately provided for in the Financial Statements, (iii) any Taxes which may be imposed as a sole and direct result of the transactions contemplated by this Agreement, and (iv) Taxes set forth in
EXHIBIT 3.15 attached hereto. True, complete and correct returns (including, without limitation, information returns and other material information) have been timely filed by the Company with the appropriate governmental agency with respect to all Taxes and the copies thereof which have been provided to Patra are true, accurate and complete. Such tax returns of the Company have not been audited by the Internal Revenue Service. Neither the Company nor any group of which the Company is now or ever was a member has filed or entered into any election, consent or extension agreement that extends any applicable statute of limitations or the time within which a return must be filed. Neither the Company nor any group of which the Company is now or ever was a member is a party to any action or proceeding pending or threatened by any governmental authority for assessment or collection of Taxes, no unresolved claim for assessment or collection of Taxes has been asserted, no audit or investigation by any governmental authority is pending or threatened and no such matters are under discussion with any governmental authority. No deficiencies for Taxes have been claimed, proposed or assessed by any taxing or other governmental authority. The Company has never been an "S" corporation under the Code.

          3.16 CHANGES.  Since July 31, 1998, there has not been:

               (a) any damage, destruction, other casualty loss or other occurrence that could, individually or in the aggregate, have an adverse effect on the assets, business, condition or prospects of the Company;

               (b) any disposition of any asset of the Company other than in the ordinary course of business;

               (c) any amendment, modification or termination of any existing, or entering into any new, contract, agreement, lease, license, permit or franchise that could, individually or in the aggregate, have an adverse effect on the business, condition or prospects of the Company;

               (d) any direct or indirect redemption, purchase or other acquisition of, or any declaration, setting aside or payment of any dividend or other distribution on or in respect of, any stock or other securities of the Company;

               (e) any changes in the accounting methods or practices followed by the Company or any change in depreciation or amortization policies or rates; or

               (f) any other adverse change in the assets, business, condition or prospects of the Company.

          3.17 LABOR MATTERS. Neither the Company nor the Acquisition Subsidiary have any obligations, contingent or otherwise, under any employment or consulting agreement, collective bargaining agreement or other contract with a labor union or other labor or employee group. There are no efforts presently being made or threatened by or on behalf of any labor union with respect to employees of the Company or the Acquisition Subsidiary. The Company and the Acquisition Subsidiary are in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and have not and are not engaged in any unfair labor practice; no unfair labor practice complaint against the Company or the Acquisition Subsidiary is pending or threatened before the National Labor Relations Board; there is no labor strike, dispute, disturbance, slowdown or stoppage pending or threatened against or involving the Company or the Acquisition Subsidiary; no representation question exists respecting the employees of the Company or the Acquisition Subsidiary; no grievance or internal or informal complaint which might have an adverse effect upon the Company or the Acquisition Subsidiary exists, and no arbitration proceeding arising out of or under any collective bargaining agreement is pending and no claim therefor has been asserted; no collective bargaining agreement is currently being negotiated by the Company or the Acquisition Subsidiary; and neither the Company nor the Acquisition Subsidiary has experienced any labor difficulty.

          3.18 MINUTE AND STOCK BOOKS; RECORDS. The minute books of the Company and the Acquisition Subsidiary made available to Patra contain the records of all meetings and other corporate actions of the shareholders and directors (and committees thereof) of the Company and the Acquisition Subsidiary and accurately and completely reflect all such actions. The Bylaws contained in or kept with said minute books are true, complete and correct copies of the Bylaws of the Company and the Acquisition Subsidiary and all amendments thereto duly adopted and in force. All other records maintained by the Company and the Acquisition Subsidiary including, but not limited to, records pertaining to bank accounts accurately reflect the information presented therein.

          3.19 DISCLOSURE. No representation, warranty or statement made by or on behalf of the Company and the Acquisition Subsidiary in this Agreement (including, but not limited to, the Exhibits attached hereto) or in the certificates or other materials furnished or to be furnished to Patra or its representatives in connection with this Agreement and the transactions contemplated hereby or thereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein not misleading. All information and documents provided prior to the date of this Agreement, and all information and documents subsequently provided, to Patra or its representatives by or on behalf of the Company and the Acquisition Subsidiary are or contain, or will be or will contain as to subsequently provided information or documents, true, accurate and complete information with respect to the subject matter thereof and are, or will be as to subsequently provided information or documents, fully responsive to any specific request made by or on behalf of Patra or its representatives. Prior to the Closing, full disclosure shall have been made to Patra of all material facts with respect to the Company and its business, assets, operations, condition and prospects and the transactions contemplated by this Agreement which a reasonable purchaser would deem relevant. The Company shall promptly notify Patra of any change or event which could adversely affect the assets, operations, business, condition or prospects of the Company.

          3.20 BROKER'S OR FINDER'S FEE. No agent, broker, person or firm acting on behalf of the Company or the Acquisition Subsidiary is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

          3.21 SHAREHOLDER APPROVAL. No approval of the shareholders of the Company is required under Nevada law for either the execution of this Agreement or the consummation of the transactions contemplated by this Agreement.

          3.22 SHAREHOLDER LIST. Attached hereto as EXHIBIT 3.22 is a list of shareholders of the Company as provided by the Company's stock transfer agent.


                                      ARTICLE IV
                         ADDITIONAL AGREEMENTS OF THE PARTIES

          4.1 ORDINARY COURSE. The Company and the Acquisition Subsidiary represent and warrant that prior to the Closing, without Patra's written consent, they shall not: amend or propose to amend their Articles (or Certificate) of Incorporation or Bylaws;

               (a) except for the issuance of Acquisition Subsidiary shares to the Company upon organization, and the issuance of the 12,950,000 shares of the Company Stock in exchange therefore, authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any shares of, or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any shares of, the capital stock or other securities of the Company or the Acquisition Subsidiary including, but not limited to, any securities convertible into or exchangeable for shares of stock of any class of the Company or the Acquisition Subsidiary;

               (b) split, combine or reclassify any shares of its capital stock or declare, pay or set aside any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem, purchase or otherwise acquire or offer to acquire any shares of its capital stock or other securities;

               (c) (i) create, incur or assume any short-term debt, long-term debt or obligations in respect of capital leases; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently or otherwise) for the obligations of any person or entity; (iii) make any capital expenditures or make any loans, advances or capital contributions to, or investments in, any other person or entity; (iv) acquire the stock or assets of, or merge or consolidate with, any other person or entity; or (v) incur any liability or obligation (absolute, accrued, contingent or otherwise);

               (d) directly or indirectly through any investment banker or other representative or otherwise, solicit, entertain or negotiate with respect to any inquiries or proposals from any person or entity relating to: (i) the merger or consolidation of the Company or the Acquisition Subsidiary with any person or entity, (ii) the direct or indirect acquisition by any person or entity of any of the assets of the Company or the Acquisition Subsidiary, or
(iii) the acquisition of direct or indirect beneficial ownership or control of the Company or the Acquisition Subsidiary or any securities thereof by any person or entity;

               (e) sell, transfer, mortgage, pledge or otherwise dispose of, or encumber, any assets or properties;

               (f)  hire any officers, employees or agents;

               (g) increase in any manner the compensation of any of its officers, employees or agents;

               (h) enter into or establish any employment, consulting, retention, change in control, collective bargaining, bonus or other incentive compensation, profit sharing, health or other welfare, stock option or other equity, pension, retirement, vacation, severance, deferred compensation or other compensation or benefit plan, policy, agreement, trust, fund or arrangement with, for or in respect of, any shareholder, officer, director, other employee, agent, consultant or Affiliate;

               (i) make any new elections with respect to Taxes or any changes in current elections with respect to Taxes;

               (j) compromise, settle, grant any waiver or release relating to or otherwise adjust any litigation, claim or proceeding;

               (k) take any action or omit to take any action, which action or omission would result in a breach of any of the covenants, representations and warranties of the Company set forth in this Agreement;

               (l) enter into or amend any lease of, or agreement with respect to, real property;

               (m) take any action with respect to the indemnification of any person or entity;

               (n)  change any accounting practices;

               (o)  agree, commit or arrange to do any of the foregoing.

          4.2 ACCESS PRIOR TO CLOSING. Upon reasonable notice, the Company and the Company's officers, agents and employees shall afford Patra and its representatives (including, without limitation, its independent public accountants, attorneys and banks or other lenders' representatives) reasonable access from the date hereof through the Closing to any and all of the premises, properties, contracts, books, records, data and personnel of or relating to the Company or its operations. The Company and the Company's officers, agents and employees shall cooperate fully in connection with the foregoing.

          4.3 REGULATORY AND OTHER AUTHORIZATIONS. The Company and the Acquisition Subsidiary shall obtain or make, and/or shall cooperate fully in obtaining or making, all governmental, regulatory and third-party approvals, orders, qualifications, waivers, consents, filings, authorizations, certifications or other actions necessary in order to consummate the transactions contemplated hereby. The parties hereto will not take any action that will have the effect of delaying, impairing or impeding the receipt of any of the foregoing and will use their respective best efforts to secure the same as promptly as possible.

          4.4 FURTHER ASSURANCES. At any time and from time to time at or after the Closing, the parties agree to cooperate with each other, to execute and deliver such other documents, instruments of transfer or assignment, files, books and records and do all such further acts and things as may be reasonably required to carry out the transactions contemplated hereby.

          4.5 DELIVERY. The parties shall cause the delivery of the respective documents required to be delivered or caused to be delivered by them pursuant to
ARTICLE VI below.

          4.6  INDEMNITY.

               (a) The representations and warranties made by the parties in this Agreement, in the Exhibits attached hereto and in the certificates delivered at the Closing, and all of the covenants of the parties in this Agreement, shall survive the execution and delivery of this Agreement and the Closing Date and shall expire on the second anniversary of the Closing Date.
Any claim for indemnification shall be effective only if notice of such claim is given by the party claiming indemnification or other relief to the party against whom such indemnification or other relief is claimed on or before the second anniversary of the Closing Date.

               (b) The Company and the Acquisition Subsidiary agree to indemnify and hold Patra and the Patra Shareholders harmless, from and after the Closing Date, against and in respect of all matters in connection with any losses, liabilities, costs or damages (including reasonable attorneys' fees) incurred by Patra and the Patra Shareholders that result from any misrepresentation or breach of the warranties by the Company or the Acquisition Subsidiary in Article III, "Representations and Warranties of the Company and the Acquisition Subsidiary," or any breach or nonfulfillment of any agreement or covenant on the part of the Company contained in this Agreement, and all suits, actions, proceedings, demands, judgments, costs and expenses incident to the foregoing matters, including reasonable attorneys' fees.

               (c) Patra and the Patra Shareholders, on a joint and several basis, agree to indemnify and hold the Company and the Acquisition Subsidiary harmless, from and after the Closing Date, against and in respect of all matters in connection with any losses, liabilities or damages (including reasonable attorneys' fees) incurred by the Company and the Acquisition Subsidiary resulting from any misrepresentation or breach of the warranties of Patra and the Patra Shareholders in Article II, "Representations and Warranties of Patra and the Patra Shareholders," or any breach or nonfulfillment of any agreement or covenant on the part of Patra and the Patra Shareholders contained in this Agreement and all suits, actions, proceedings, demands, judgments, costs and expenses incident to the foregoing matters, including reasonable attorneys' fees. No claim for indemnification may be made under this Section 4.6(b) after the second anniversary of the Closing Date.

               (d) If the Company believes that a matter has occurred that entitles it to indemnification under Section 4.6(c), or Patra or the Patra Shareholders believes that a matter has occurred that entitles them to indemnification under Section 4.6(b), Patra, the Company, the Acquisition Subsidiary or the Patra Shareholders, as the case may be (the "INDEMNIFIED PARTY"), shall give written notice to the party or parties against whom indemnification is sought (each of whom is referred to herein as an "INDEMNIFYING PARTY") describing such matter in reasonable detail. The Indemnified Party shall be entitled to give such notice prior to the establishment of the amount of its losses, liabilities, costs or damages, and to supplement its claim from time to time thereafter by further notices as they are established. Each Indemnifying Party shall send a written response to such claim for indemnification within thirty (30) days after receipt of the claim stating its acceptance or objection to the indemnification claim, and explaining its position in respect thereto in reasonable detail. If such Indemnifying Party does not timely so respond, it will be deemed to have accepted the Indemnified Party's indemnification claim as specified in the notice given by the Indemnified Party. If the Indemnifying Party gives a timely objection notice, then the parties will negotiate in good faith to attempt to resolve the dispute, and upon the expiration of an additional thirty (30) day period from the date of the objection notice or such longer period as to which the Indemnified and Indemnifying Parties may agree, any such dispute shall be submitted to arbitration in New York City, New York to a member of the American Arbitration Association mutually appointed by the Indemnified Party and Indemnifying Party (or, in the event the Indemnified Party and Indemnifying Party cannot agree on a single such member, to a panel of three members of such Association selected in accordance with the rules of such Association), who shall promptly arbitrate such dispute in accordance with the rules of such Association and report to the parties upon such disputed items, and such report shall be final, binding and conclusive on the parties. Judgment upon the award by the arbitrator(s) may be entered in any court having jurisdiction. The prevailing party in any such arbitration shall be entitled to recover from, and have paid by, the other party hereto all fees and disbursements of such arbitrator or arbitrators. For this purpose, a party shall be deemed to be the prevailing party only if such party
(A)(i) receives an award or judgment in such arbitration and/or litigation for more than fifty percent (50%) of the disputed amount involved in such matter, or
(ii) is ordered to pay the other party less than fifty percent (50%) of the disputed amount involved in such matter or (B)(i) succeeds in having imposed a material equitable remedy on the other party (such as an injunction or order compelling specific performance), or (ii) succeeds in defeating the other party's request for such an equitable remedy.

               (e) If any third person asserts a claim against an Indemnified Party in connection with the matter involved in such claim, the Indemnified Party shall promptly (but in no event later than ten (10) days prior to the time at which an answer or other responsive pleading or notice with respect to the claim is required) notify the Indemnifying Party of such claim. The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving prompt notice to the Indemnified Party that it will do so, such election to be made and notice given in any event at least five (5) days prior to the time at which an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, the Indemnifying Party may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party's approval, not to be unreasonably withheld), will be responsible for the expenses of such defense, and shall be bound by the results of its defense or settlement of the claim to the extent it produces damage or loss to the Indemnified Party. The Indemnifying Party shall not settle such claims without prior notice to and consultation with the Indemnified Party, and no such settlement involving any injunction or material and adverse effect on the Indemnified Party may be agreed to without its consent. As long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party shall not pay or settle any such claim. If the Indemnifying Party does not make such election, or having made such election does not proceed diligently to defend such claim prior to the time at which an answer or other responsive pleading or notice with respect thereto is required, or does not continue diligently to contest such claim, then the Indemnified Party may take over defense and proceed to handle such claim in its exclusive discretion, and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. The parties agree to cooperate in defending such third party claims, and the defending party shall have access to records, information and personnel in control of the other part which are pertinent to the defense thereof.

               (f) The parties understand that this Section 4.6 requires that all disputed claims shall be submitted to arbitration in accordance with Section 4.6(d).

          4.7  CONFIDENTIALITY.

               (a) Except as contemplated by this Agreement, as required by law or otherwise expressly consented to in writing by Patra and the Company, all information or documents furnished hereunder by any party shall be kept strictly confidential by the party or parties to whom furnished at all times prior to the Closing Date, and in the event such transactions are not consummated, each shall return to the other all documents furnished hereunder and copies thereof upon request and shall continue to keep confidential all information furnished hereunder and shall not thereafter use the same for its advantage. Notwithstanding the foregoing, the Company may, at any time after the date of this Agreement, file with the Securities and Exchange Commission (the "COMMISSION") a Report on Form 8-K pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), with respect to the transactions contemplated by this Agreement. Patra shall cooperate with the Company and provide such information and documents as may be required in connection with any such filings.

               (b) In the event the Closing is not consummated, each party hereto will return all documents obtained from the other party and will hold in absolute confidence any information obtained from another party except to the extent (i) such party is required to disclose such information by law or regulation, (ii) disclosure of such information is necessary or desirable in connection with the pursuit or defense of a claim, (iii) such information was known by such party prior to such disclosure or was thereafter developed or obtained by such party independent of such disclosure, or (iv) such information becomes generally available to the public or is otherwise no longer confidential. Prior to any disclosure of information pursuant to the exception in clause (i) or (ii) of the preceding sentence, the party intending to disclose the same shall so notify the party which provided the same in order that such party may seek a protective order or other appropriate remedy should it choose to do so.

          4.8 SHAREHOLDER APPROVAL. As soon as practicable, the Board of Directors of the Company will take all steps necessary, as the sole shareholder of the Acquisition Subsidiary to approve the Plan of Merger and provide the approval for such other purposes as may be necessary or desirable in connection with effectuating the transactions contemplated hereby.

                                     ARTICLE V
                               CONDITIONS TO CLOSING

          5.1 CONDITIONS TO CLOSE OF THE COMPANY AND THE ACQUISITION SUBSIDIARY. The obligations of the Company and the Acquisition Subsidiary under this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, but compliance with any or all of such conditions may be waived, in writing, by the Company:

               (a) The representations and warranties of Patra and the Patra Shareholders contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date;

               (b) Patra and the Patra Shareholders shall have performed and complied with all of the covenants and agreements in all material respects and satisfied in all material respects the conditions required by this Agreement to be performed or complied with or satisfied by Patra and the Patra Shareholders at or prior to the Closing;

               (c) All required governmental and regulatory approvals, consents and/or waiting periods shall have been obtained;

               (d) No action, suit or proceeding shall have been instituted or threatened by any person or entity including, but not limited to, any governmental agency or body to restrain or prevent the carrying out of the transactions contemplated by this Agreement or that seeks other material relief with respect to any of such transactions or that could, individually or in the aggregate, have a material adverse effect on the business or prospects of Patra. On the Closing Date, there shall be no injunction, restraining order or decree of any nature of any court or governmental agency or body in effect that restrains or prohibits the consummation of the transactions contemplated by this Agreement;

               (e) The Plan of Merger shall have been duly approved by the Patra Shareholders pursuant to the Delaware Act;

               (f) There shall not have occurred any material adverse change in the assets, business, condition or prospects of Patra; and

          5.2 CONDITIONS TO CLOSE OF PATRA AND THE PATRA SHAREHOLDERS. The obligations of Patra and the Patra Shareholders under this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, but compliance with any or all of such conditions may be waived, in writing, by Patra and the Patra Shareholders:

               (a) The representations and warranties of the Company and the Acquisition Subsidiary contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date;

               (b) The Company and the Acquisition Subsidiary shall have performed and complied with all the covenants and agreements in all material respects and satisfied in all material respects the conditions required by this Agreement to be performed or complied with or satisfied by it or them at or prior to the Closing;

               (c) All required governmental, regulatory and third-party approvals or consents shall have been obtained;

               (d) The Plan of Merger shall have been duly approved by the Company as the sole shareholder of the Acquisition Subsidiary pursuant to the Delaware Act;

               (e) No action, suit or proceeding shall have been instituted or threatened by any person or entity including, but not limited to, any governmental agency or body to restrain or prevent the carrying out of the transactions contemplated by this Agreement or that seeks other material relief with respect to any of such transactions or that could, individually or in the aggregate, have a material adverse effect on the business or prospects of the Company. On the Closing Date, there shall be no injunction, restraining order or decree of any nature of any court or governmental agency or body in effect that restrains or prohibits the consummation of the transactions contemplated by this Agreement;

               (f) There shall not have occurred any material adverse change in the assets, business, condition or prospects of the Company; and

                                      ARTICLE VI
                                     THE CLOSING

          6.1 DELIVERIES BY THE COMPANY AND THE ACQUISITION SUBSIDIARY. At the Closing, Patra shall receive from the Company and/or the Acquisition Subsidiary the following:

               (a) Certificates of Company Stock representing the Merger Consideration;

               (b) Certificate of good standing or existence in each of the states in which the Company and the Acquisition Subsidiary is incorporated or qualified stating that the Company is a validly existing corporation in good standing;

               (c) Copies of duly adopted resolutions of the Board of Directors of the Company and the Acquisition Subsidiary approving the execution, delivery and performance of this Agreement and the other agreements and instruments contemplated hereby and by the Company as the sole shareholder of the Acquisition Subsidiary approving the Plan of Merger, certified by the Secretary of the Acquisition Subsidiary;

               (d) The resignations of any officers or directors of the Acquisition Subsidiary; and

               (e) Such other documents and instruments as Patra may reasonably request.

          6.2 DELIVERIES BY PATRA AND THE PATRA SHAREHOLDERS. At the Closing, the Company and/or the Acquisition Subsidiary shall receive from Patra and/or the Patra Shareholders the following:

               (a) Certificate of existence from the Secretary of State of the State of Delaware stating that Patra is a validly existing corporation in good standing;

               (b) Copies of duly adopted resolutions of the Board of Directors and Shareholders of Patra approving the execution, delivery and performance of this Agreement, certified by its Secretary; and


                                     ARTICLE VII
                                     TERMINATION

          7.1 TERMINATION. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated only by the mutual written consent of Patra and the Company.

          7.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 7.1 of this Agreement, this Agreement shall thereafter become void and have no effect, and without any liability on the part of any party or its shareholders, directors or officers in respect thereof, except as otherwise provided in this Agreement and except that nothing herein will relieve any party from liability for any breach of this Agreement. In addition, all confidential information exchanged by the parties shall be promptly returned to the proper party.


                                     ARTICLE VIII
                                    MISCELLANEOUS

          8.1 EXPENSES. Each party hereto shall bear their or its own respective expenses, fees and commissions (including, but not limited to, all compensation and expenses of counsel, financial advisors, brokers, consultants, actuaries and accountants) incurred in connection with the preparation, negotiation and execution of this Agreement and consummation of the transactions contemplated hereby.

          8.2 PUBLIC DISCLOSURE. No press release or other public announcement or communication will be made or caused to be made concerning the terms and conditions of this Agreement unless specifically approved in advance by Patra and the Company. However, the parties acknowledge that such a press release or public announcement is necessary under applicable law and no party shall unreasonably withhold its approval from such a press release.

          8.3 GOVERNING LAW AND CONSENT TO JURISDICTION. This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the internal laws of, the State of Delaware (except to the extent the Nevada Act may control with respect to matters concerning the Company as part of the Merger), and the parties hereto consent to the jurisdiction of the courts of or in the State of Delaware with respect to any dispute, controversy or other matter relating to or arising out of this Agreement or the transactions contemplated hereby after submission to arbitration as outlined in Section 4.6(d).

          8.4 NOTICES. Any notices or other communications required under this Agreement shall be in writing, shall be deemed to have been given when delivered in person, by telex or facsimile, when delivered to a recognized next business day courier, or, if mailed, when deposited in the United States first class mail, registered or certified, return receipt requested, with proper postage prepaid, addressed as follows or to such other address as notice shall have been given pursuant hereto:


          If to the Company or the Acquisition Subsidiary:
               Elligent Consulting Group, Inc.
               Attn: Lloyd T. Rochford
               5 Clancey Lane South
               Rancho Mirage, California 92270
               Facsimile: (760)346-2337

          With a copy to:
               Christian J. Hoffmann, III, Esq.

               Streich Lang, P.A.
               Renaissance One
               Two North Central Avenue
               Phoenix, Arizona  85004
               Facsimile:  (602) 420-5008

          If to Patra or the Patra Shareholders:
               Patra Capital Limited
               Attn: Andreas Typaldos
               152 West 57th Street, 40th Floor
               New York, NY  10019
               Facsimile:  (212) 765-2924

          With a copy to:
               Moses & Singer LLP
               1301 Avenue of the Americas
               New York, New York 10019-6076
               Facsimile:  (212) 554-7700


          8.5 ASSIGNMENT. This Agreement may not be assigned, by operation of law or otherwise to any other person or entity.

          8.6 SECTION HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          8.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          8.8 AMENDMENT. This Agreement may not be amended except by a writing signed by the party to be charged.

          8.9 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          8.10 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.


          8.11 SURVIVAL. Subject to the express limitations specified in this Agreement, the covenants, agreements, indemnities, representations and warranties of Patra, the Company, the Acquisition Subsidiary and the Patra Shareholders made in or pursuant to this Agreement shall survive the Closing, notwithstanding any investigation made or information obtained by or on behalf of Patra, the Company, the Acquisition Subsidiary or the Patra Shareholders.

          8.12 SEVERABILITY. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

          8.13 THIRD PARTIES. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto, a successor or permitted assign of such a party or a person or entity entitled to indemnification hereunder.



                   [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

          THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

PATRA CAPITAL LIMITED                   ELLIGENT CONSULTING GROUP, INC.



By: /s/ ANDREAS TYPALDOS                /s/ LLOYD T. ROCHFORD
   -----------------------------        ----------------------------
   Name: Andreas Typaldos               Name:  Lloyd T. Rochford
   Title:   President                   Title:    President


PATRA SHAREHOLDERS:                     PATRA ACQUISITION, INC.


/s/ ANDREAS TYPALDOS                    /s/ LLOYD T. ROCHFORD
- --------------------------------        ----------------------------
For:  PATRA HOLDING, LLC                Lloyd T. Rochford
                                        President

                                                                     Exhibit 1.5


                              FORM OF TRANSMITTAL LETTER

                      LETTER OF TRANSMITTAL, WAIVER AND RELEASE

                       For submitting certificates representing
                        shares of stock of Patra Capital Inc.
                     pursuant to the Agreement and Plan of Merger
                 dated as of August 26, 1998 (the "Merger Agreement")
                  and related Plan of Merger (the "Plan of Merger")

This Letter of Transmittal, Waiver and Release should be completed, signed and submitted, together with your certificates representing shares of Patra Capital, Inc. common stock, to:

Elligent Consulting Group, Inc.
Attn: Lloyd T. Rochford

     IMPORTANT: YOU ARE REQUESTED TO SIGN THIS DOCUMENT IN EACH OF THE PLACES INDICATED BELOW.

     In connection with the merger (the "Merger") of Patra Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Elligent Consulting Group, Inc., a Nevada corporation ("Elligent"), with and into Patra Capital, Inc., a Delaware corporation ("Patra"), and pursuant to the Merger Agreement and the Plan of Merger, the undersigned encloses herewith and surrenders the following certificate(s) (the "Certificates"), representing shares of Patra common stock (the "Shares"):

     NAME & ADDRESS OF             PATRA CERTIFICATE(S) ENCLOSED
     REGISTERED OWNER

                                   CERTIFICATE NO.          NUMBER OF SHARES
                                                            OF COMMON STOCK


     --------------------------    -----------------        ------------------

     --------------------------    -----------------        ------------------

     --------------------------    -----------------        ------------------

                     AUTHORITY, OWNERSHIP AND FURTHER ASSURANCES

     The undersigned hereby warrants that the undersigned has full power and authority to submit, sell, assign and transfer the Certificates and the Shares and that the Shares are owned by the undersigned and are free and clear of all liens, encumbrances, security interests, mortgages, pledges, charges, agreements, rights, options, warrants, restrictions and claims. The undersigned will, upon request, execute any additional documents reasonably necessary or desirable to complete the transfer of the Shares and accomplish the matters contemplated hereby.


                           PAYMENT OF MERGER CONSIDERATION

     You hereby are authorized and instructed to prepare in the name and deliver to the address of the undersigned set forth above, or to such other address as requested by the undersigned in writing, shares of Common Stock of Elligent ("Elligent Shares") in accordance with the terms and conditions of the Merger Agreement and the Plan of Merger in exchange for the Shares evidenced by the enclosed Certificates.


                                       RELEASE

     For valuable consideration, the receipt of which hereby is acknowledged, the undersigned hereby releases and forever discharges Patra, its affiliates, officers, directors and their respective heirs, personal representatives, successors and assigns, from any and all claims, damages, losses, liabilities, demands, charges, suits, penalties, actions and causes of action, whether accrued, absolute, contingent, known or unknown, which the undersigned may now or hereafter have arising out of or relating to (i) the formation, financing, management or operations of Patra, (ii) the issuance, holding or repurchase of securities of Patra, or (iii) other than with respect to any existing right to indemnification by Patra, the undersigned's status as a shareholder, officer, director, and/or employee of Patra. The foregoing release shall be binding upon the undersigned and the undersigned's heirs, personal representatives, successors and assigns.

                                    CERTIFICATION

     By signing below, under the penalties of perjury, the undersigned certifies
(1) that the Social Security Number or Taxpayer Identification Number set forth below is the undersigned's correct Social Security Number or Taxpayer Identification Number, (2) that all other information provided herein is true and accurate, and (3) that the undersigned is not subject to backup withholding because (a) the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding. (The undersigned must cross out subpart (3) of the certification if the Internal Revenue Service has notified the undersigned that the undersigned is subject to backup withholding due to the underreporting of dividends or interest on tax returns and notice has not been received from the Internal Revenue Service advising that backup withholding has terminated.) NOTE: FAILURE TO COMPLETE AND RETURN THIS INFORMATION WILL RESULT IN BACKUP WITHHOLDING ON PAYMENTS DUE TO YOU.

     IMPORTANT: THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS AND INSTRUMENTS REQUIRED HEREBY SHOULD BE DELIVERED TO ELLIGENT CONSULTING GROUP, INC. IN CARE OF LLOYD T. ROCHFORD AT THE ADDRESS SET FORTH ABOVE. UNLESS AND UNTIL ANY OUTSTANDING CERTIFICATE FORMERLY EVIDENCING THE SHARES IS SO DELIVERED, NO ELLIGENT SHARES WILL BE DELIVERED TO THE HOLDER OF PATRA SHARES.

     The undersigned has carefully reviewed this Letter of Transmittal and Release and understands its contents and the significance thereof and has consulted with counsel with regard thereto. All authority herein conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.



________________________           Dated as of _____________________, 1998.
(Signature)


Name:___________________           All Registered Owners must sign exactly
                                   as name(s) appear on Certificate(s). If
Phone No.:______________           anyone other than the Registered Owner or

                                   if an attorney, personal representative,
Social Security or                 trustee, custodian, guardian, partner,
Taxpayer I.D. No.:                 other fiduciary or officer of a corporation
______________________             signs the Letter of Transmittal, proper
                                   evidence of authority to act, satisfactory to ___________, must be submitted herewith.

                                     EXHIBIT 2.4

                         PATRA CAPITAL, LIMITED SHAREHOLDERS


        Patra Capital Shareholder                   Share Holdings
      ------------------------------------------    --------------
        Patra Holdings, LLC                             844
        Andreas Typaldos                                29
        ANIN Development LLC                            55
        Elias Typaldos Family Limited                   17
        Partnership
        Elias Typaldos                                  30
        Gennaro Vendome Family Limited                  8
        Partnership
        Gennaro Vendome                                 17
        Total Issued and Outstanding                    1000
        Treasury Stock                                  0
        Total Authorized                                1000



                                                         Elligent Shares
                                                          to be issued
                                                             under
          Patra Capital Shareholder                         Agreement
- ------------------------------------------------------    --------------
Patra Holdings, LLC                                         10,000,000
Andreas Typaldos                                               350,000
ANIN Development LLC                                           650,000
Elias Typaldos Family Limited Partnership                      200,000
Elias Typaldos                                                 350,000
Gennaro Vendome Family Limited Partnership                     100,000
Gennaro Vendome                                                200,000
Total Elligent Shares to be issued to Patra                 11,850,000
 Capital Shareholders
        Total Elligent Shares to be issued                  12,950,000

                                     EXHIBIT 3.15

                                        TAXES


                                        None.

                                     EXHIBIT 3.22

                                 SHAREHOLDER LIST OF
                           ELLIGENT CONSULTING GROUP, INC.



                                       Omitted.